================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 19, 2006


                        EMMIS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
--------------------------------------------------------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
    SUITE 700, INDIANAPOLIS, INDIANA                         46204
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS

            On June 19, 2006, Emmis Communication Corporation (the "Corporation") issued the press release attached as Exhibit 99.1 announcing that the Special Committee of its Board of Directors has retained Davis Polk & Wardwell as its legal counsel, Barnes & Thornburg LLP as its Indiana legal counsel and Morgan Stanley & Co. Incorporated and Lazard Freres & Co. LLC as its financial advisors in connection with the previously announced proposal received by the Board of Directors on May 8, 2006 from ECC Acquisition, Inc., an Indiana corporation wholly-owned by Jeffrey H. Smulyan, the Chairman, Chief Executive Officer and controlling shareholder of Emmis, to acquire the outstanding publicly held shares of Emmis for $15.25 per share in cash.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

EXHIBIT #                   EXHIBIT
---------                   -------
99.1                        Press Release dated June 19, 2006.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMMIS COMMUNICATIONS CORPORATION


Date:   June 19, 2006              By: /s/ J. Scott Enright
                                       ----------------------------------------
                                       Name:  J. Scott Enright
                                       Title: Vice President, Associate General
                                              Counsel and Secretary

                                 EXHIBIT INDEX


NO.             DESCRIPTION
---             -----------
99.1            Press Release dated June 19, 2006